                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549




                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                  May 3, 1999
               Date of Report (Date of earliest event reported)




                      PEDIATRIC SERVICES OF AMERICA, INC.
            (Exact name of registrant as specified in its charter)






       Delaware                     0-23946                     58-1873345
       --------                     -------                     ----------
(State of incorporation)          (Commission                  (IRS Employer
                                  File Number)               Identification NO.)



             310 Technology Parkway, Norcross, Georgia  30092-2929
             (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number including area code:  (770) 441-1580




                       Page 1 of 4, including Exhibits.
                    Index to Exhibits is on page 3 hereof.
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Item 5.  Other Events

     See the following press release dated April 26, 1999, announcing the resignation of Stephen M. Mengert as Senior Vice President, Chief Financial Officer, Secretary and Treasurer of the Company. James M. McNeill, the Company's Chief Accounting Officer has been named as his replacement.


Item 7.  Exhibits

99.1  Press Release, dated April 26, 1999, filed herewith.



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PEDIATRIC SERVICES OF AMERICA, INC.



                                   By:  /s/ James M. McNeill
                                        --------------------------------------
                                        James M. McNeill,
                                        Senior Vice President, Chief Financial
                                        Officer, Secretary and Treasurer

Dated:  May 3, 1999

                                    Page 2
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                               INDEX TO EXHIBITS



   Exhibits                                                           Page No.
                                                                      --------

              The following exhibit is filed with this report.
              The Registrant will furnish any exhibit upon request to Pediatric Services of America, Inc., 310 Technology Parkway, Norcross, Georgia 30092. There is a charge of $.50 per page to cover expenses for copying and mailing.


    99.1      Press Release, dated April 26, 1999, filed herewith......   4

                                    Page 3